Exhibit 10.3


                           ASSIGNMENT OF PATENTS


ASSIGNMENT OF PATENTS MADE AS OF THE 26TH DAY OF JANUARY, 1996;
     FOR VALUE RECEIVED, DNA Plant Technology Corporation
a Delaware corporation (hereinafter called the "Assignor")
having a place of business at 6701 San Pablo Avenue
                    Oakland, California  94608

hereby sells, assigns, transfers and conveys unto

                    Bionova U.S. Inc.

a Delaware corporation (hereinafter called the "Assignee")

having a place of business at      c/o Thompson & Knight
                                       (Attn: JAR)
                                       1700 Pacific Ave., Suite 3300
                                       Dallas, Texas 75201


its successors, assigns and legal representatives, Assignor's entire right, title and interest, for the United States and for all other countries and regions throughout the world in and to the utility patents and applications therefor, identified in Schedule A attached hereto and hereby made a part hereof (collectively the "Patents"), owned by Assignor, subject to certain rights retained by Assignor as defined in that certain Loan Agreement between Assignor and Assignee of even date herewith; and including certain inventions described and or claimed in those Patents; and in and to said applications, divisions, continuations, continuations-in-part and all Letters Patent of the United States which may be granted thereon; and all reissues, reexaminations, renewals and extensions thereof; and all applications for Letters Patent or other grants of protection of proprietary rights including, but not limited to, patents, inventor's certificates, utility models, utility certificates, patents of importation, registrations of patent and industrial design registrations which may be filed, and which may be granted, upon said inventions in any counties or regions of the world; and all reissues reexaminations, renewals and extensions thereof.

     AND Assignor hereby authorizes and requests the Commissioner of Patents and Trademarks of the United States, and the Secretary of the Department of Agriculture of the United States, or comparable authority in each country or region to issue all Letters Patent or other grants of protection upon said inventions to the Assignee or to such nominees as it may designate.

     AND Assignor authorizes and empowers said Assignee or its nominees to invoke and claim for any application for such Letters Patent or other form of protection for said inventions filed by it or them, the benefit of the right of priority of Industrial Property, as amended, or by any convention which may henceforth be substituted for it, and to invoke and claim such right of priority without further written or oral authorization from Assignor.

     AND Assignor hereby agrees and acknowledges that a copy of this assignment shall be deemed a full legal and formal equivalent of any assignment, consent to file or like document which may be required in any country or region for any purpose and more particularly in proof of the right of said Assignee or its nominees to claim the aforesaid benefit of the right of its priority provided by the International Convention for the Protection of Industrial Property, as amended, or by any convention which may henceforth be substituted for it.

                                DNA PLANT TECHNOLOGY CORPORATION



                                By: /s/ Robert Serenbetz
                                     Robert Serenbetz
                                     Chief Executive Officer

STATE OF TEXAS
                        ss.:
COUNTY OF DALLAS

     On this 26th day of January, 1996, before me personally appeared Robert Serenbetz to me known and known to me to be the Chief Executive Officer of DNA Plant Technology Corporation and who executed the foregoing instrument, and who thereupon acknowledged to me that he was authorized by DNA Plant Technology Corporation to execute the same on its behalf for the purposes therein set forth.


(Seal)                          /s/  Kitty Kane
                                  Notary Public
                                  (Notary Stamp)

     The foregoing assignment is hereby accepted by and on behalf of Bionova U.S. Inc.

                                BIONOVA U.S. INC.


                                By: /s/  Carlos Herrera
                                     Carlos Herrera
                                     Chairman of the Board and
                                     Chief Executive Officer

STATE OF TEXAS
                        ss.:
COUNTY OF DALLAS

     On this 26th day of January, 1996, before me personally appeared Carlos Herrera to me known and known to me to be the Chairman of the Board and Chief Executive Officer of Bionova U.S. Inc. and who executed the foregoing instrument, and who thereupon acknowledged to me that he was authorized by Bionova U.S. Inc. to execute the same on its behalf for the purposes therein set forth.



(Seal)                          /s/  Kitty Kane
                                  Notary Public
                                  (Notary Stamp)

                                SCHEDULE A

                 LIST OF PATENTS AND APPLICATIONS THEREFOR

I.  Issued U.S. Patents

    1.   U.S. Patent No. 5,034,323 "Genetic Engineering of Novel Plant
         Phenotypes"

    2.   U.S. Patent No. 5,231,020 "Genetic Engineering of Novel Plant
         Phenotypes"

    3.   U.S. Patent No. 5,283,184 "Genetic Engineering of Novel Plant
         Phenotypes"


II. Pending U.S. Patent Applications

    1.   U.S. Serial No. 027,133 "Genetic Engineering of Novel Plant
         Phenotypes"

    2.   U.S. Serial No. 557,373 "Genetic Engineering of Novel Plant
         Phenotypes"


III.     Foreign Filings

    PCT Serial No. 90/01690 WO 90/12084
    European Granted Patent No. 465,572 (issuing from Serial No. 90905970.1) European Patent Application Serial No. 94203025.5
    Japan Patent Application Serial No. 2-505875
    Australia Patent No. 640,644 (issuing from Serial No. 54123/90)